SUPPLEMENT DATED JULY 15, 2011 TO
                       THE PROSPECTUS DATED JULY 14, 2011

                    GUGGENHEIM DEFINED PORTFOLIOS, SERIES 798

               FLAHERTY & CRUMRINE PREFERRED PORTFOLIO, SERIES 25
                               FILE NO. 333-174427

   Notwithstanding anything to the contrary in the Prospectus, shares of PPL Energy Supply LLC, 7.00%, Due 7/15/2046 have been removed from the Trust's portfolio for certain reasons set forth under "Changing Your Portfolio" in the Prospectus.

   The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see the Prospectus for additional information.

                        Please keep for future reference.